UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: April 28, 2010
DATE OF REPORT: May 24, 2010

COMMISSION FILE NUMBER: 333-146405

GENERATION ZERO GROUP, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA	1311	20-5465816
(STATE OR JURISDICTION OF INCORPORATION OR ORGANIZATION)	(PRIMARY STANDARD INDUSTRIAL CLASSIFICATION CODE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

FIVE CONCOURSE PARKWAY
SUITE 2925
ATLANTA, GA 30328
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(770) 392 4898 ext 2742
(REGISTRANT'S TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On or around April 28, 2010, Generation Zero Group, Inc. (“we,” “us,” and the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Find.com Acquisition, Inc., a Delaware corporation (“Find.com Acquisition”).  Pursuant to the Purchase Agreement, we purchased all of Find.com Acquisition’s interest in and ownership of the assets associated with the technology and operations of the www.Find.com website and all intellectual property rights associated therewith, including technical documentation, source code, and files (collectively the “Technology Assets”).  The Technology Assets also include all service contracts related to the operations of the technology and certain unrelated domain names.  The purchase did not include any liabilities of Find.com Acquisition or the Find.com URL.  The purchase price paid to Find.com Acquisition in consideration for the Technology Assets was 10,000,000 shares of our restricted common stock, representing 98.8% of our then outstanding common stock, however, because Matthew Krieg, our sole officer and Director holds all of the outstanding shares of our Series A Preferred Stock, he retained super majority voting control over the Company.

Description of the Technology Assets:

The Technology Assets described above are comprised primarily of the technology that powers the www.Find.com website.  www.Find.com is a URL that the Company believes has tremendous attributes as a domain name for purposes of search engine maximization and marketing, and although the URL was not part of the purchase of the Technology Assets, which purchase is expected in the near future, the Company hopes to partner with the owners of the www.Find.com URL in the future.  Find.com is currently committed to the Technology Assets and has no plans and has had no discussions to negatively impact the connection between Find.com and the Technology Assets.  Four letter URLs that spell an easy to understand word are all privately owned or reserved.  Short URLs are preferable for marketing purposes as they are easier to remember and in the case of Find.com, the URL sends a clear message as to what the website is about so it should be easier to brand.

We believe that the Find.com URL name lends itself to being a search engine as people generally use search engines to “find” information.  The Company understands that Google and other large players such as Bing and Ask.com are dominant in the search space.  The Company has no intention or belief that it will overtake or even compete with these large players.

The Company intends to partner through a revenue sharing agreement with the owners of Find.com whose plan is to generate revenues through revenue sharing arrangements with other search engines and through lead generation agreements with various businesses and selling direct products and services.  Find.com’s plan is dependent upon the Company’s Technology Assets.  The Company expects to develop certain verticals within Find.com and other websites and create revenue sharing opportunities, subject to the parties finalizing a revenue sharing agreement, and Find.com agreeing to let us use their URL, of which there can be no assurance.

The Company’s strategy is to use and improve the Find.com technology acquired in the acquisition and work to maximize the revenues in partnership with the owner of the Find.com website through marketing and providing information, products and services that create revenue sharing opportunities for the Company.  Previously, www.Find.com and the Technology Assets have not generated significant revenues, but we believe that the technology that has been developed has proven to work effectively.  Through continued use, the Company hopes to build a revenue base from revenue sharing, licensing, and by using the Technology Assets in connection with other websites it hopes to acquire and market in the future, funding and opportunities permitting.

The Company is currently in negotiations in connection with several revenue sharing opportunities with Find.com and other URLs to hopefully generate license fee revenue, marketing and lead generation revenue sharing, and the development of certain verticals that the Company plans to market directly or through other websites such as Find.com in the future.

We believe that the Technology Assets have many proprietary qualities that make them effective for online marketing and that the Technology Assets are versatile so they can be used for other websites and related applications.  Our Chief Executive Officer, Matthew Krieg, has significant experience in online travel and other Internet based businesses and his experience and training should be beneficial to the Company and allow it to move forward with this new strategy without having to add employees before revenues are achieved.

The Company has developed a relationship with the owners of www.Find.com and is confident it will be able to negotiate favorable revenue sharing opportunities.  The Company views Find.com as having significant revenue producing capability and that this potential will be more easily achieved by continued use of the Technology Assets, of which there can be no assurance.

Risks Relating to the Company’s Acquisition of the Technology Assets

The description of the risks set forth below include some of the risks which the Technology Assets will be subject to.  The Company itself and the Company’s securities are subject to certain other risks and uncertainties as described in greater detail in the Company’s periodic filings, and potential investors are encouraged to review such other risks and uncertainties before making an investment in the Company.

The Technology Assets Have  Not Produced Significant Revenue To Date.

Currently, the Technology Assets do not have a history of producing revenue in connection with Find.com or any other website and although the Company is optimistic about the potential, there is no assurance that the Company will be successful in its endeavors to license or produce revenue sharing opportunities with the technology.  As such, we may never generate significant revenue and our securities may decline in value or become worthless.

We Face Significant Competition From Microsoft, Yahoo, Google And Other Internet Search Providers.

Although the Company does not intend to utilize the Technology Assets in a manner to compete with established search engine websites, the Company acknowledges that we face competition in every aspect of our business, and particularly from other companies that seek to connect people with information through providing relevant search results. The main competitors in the search engine space include, but are not limited to Microsoft Corporation, Yahoo! Inc. and Google, Inc.  All of those companies have more employees, more resources, better brand recognition, and longer operating histories than we do. Although it is not the Company’s intent to operate websites that compete with these established brands, we may be unable to compete with these and other websites in the efforts to draw Internet traffic to the websites the Company plans to power through the use of the Technology Assets in the future, which could force us to curtail our business plan or operations, which would ultimately cause the value of our securities to decline in value or become worthless.

New Technologies Could Block The Manner In Which The Technology Assets Work, Which Would Harm Our Business.

Technologies may be developed that can interfere with the manner or design of the Technology Assets in terms of search engine optimization or other attributes.  If the Company does not have the resources both financial and technical to revise and upgrade the Technology Assets it would adversely affect our operating results and ability to generate future revenues.

Our Intellectual Property Rights Are Valuable, And Any Inability To Protect Them Could Reduce The Value Of Our Products, Services And Brand.

Our intellectual property rights are important assets for us, however we do not currently have any patents, trademarks or other registrations on the Technology Assets. The efforts we have taken and/or may take in the future to protect our proprietary rights may not be sufficient or effective. Any significant impairment of our intellectual property rights could harm our business or our ability to compete. Also, protecting our intellectual property rights is costly and time consuming. Any increase in the unauthorized use of our intellectual property could make it more expensive to do business and harm our operating results.

While we may seek to obtain patent protection for our innovations in the future, it is possible we may not be able to protect some of these innovations. In addition, given the costs of obtaining patent protection, we may choose not to protect certain innovations that later turn out to be important. Furthermore, there is always the possibility, despite our efforts, that the scope of the protection gained will be insufficient or that an issued patent may be deemed invalid or unenforceable.

We also seek to maintain certain intellectual property as trade secrets. The secrecy could be compromised by third parties, or intentionally or accidentally by our employees, which would cause us to lose the competitive advantage resulting from these trade secrets.

We Are, And May In The Future Be, Subject To Intellectual Property Rights Claims, Which Are Costly To Defend, Could Require Us To Pay Damages And Could Limit Our Ability To Use Certain Technologies In The Future.

Companies in the Internet, technology and media industries own large numbers of patents, copyrights, trademarks and trade secrets and frequently enter into litigation based on allegations of infringement or other violations of intellectual property rights. Our technologies may not be able to withstand any third-party claims or rights against their use. Any intellectual property claims, with or without merit, could be time-consuming, expensive to litigate or settle and could divert management resources and attention. An adverse determination also could prevent us from offering our services to others.

With respect to any intellectual property rights claim, we may have to pay damages or stop using technology found to be in violation of a third party’s rights. We may have to seek a license for the technology, which may not be available on reasonable terms and may significantly increase our operating expenses. The technology also may not be available for license to us at all. As a result, we may also be required to develop alternative non-infringing technology, which could require significant effort and expense. If we cannot license or develop technology for the infringing aspects of our business, we may be forced to limit our product and service offerings and may be unable to compete effectively. Any of these results could harm our brand and operating results.

Privacy Concerns Relating To Elements Of Our Technology Could Damage Our Reputation And Deter Current And Potential Users From Using Our Products And Services.

From time to time, concerns may be expressed about whether our Technology Assets compromise the privacy of users and others. Concerns about our collection, use or sharing of personal information or other privacy-related matters, even if unfounded, could damage our reputation and operating results.

More Individuals Are Using Non-Pc Devices To Access The Internet, And Our Technology May Not Be Widely Adopted By Users Of These Devices.

The number of people who access the Internet through devices other than personal computers, including mobile telephones, hand-held calendaring and email assistants, and television set-top devices, has increased dramatically in the past few years. The lower resolution, functionality and memory associated with alternative devices make the use of the Technology Assets through such devices difficult. If the Technology Assets do not perform well for these non-PC devices and a suitable enhancement to the Technology Assets is not made, we may greatly limit the marketability of the Technology Assets to this increasingly important non-PC device portion of the market for online services.

We May Rely On Insurance In The Future To Mitigate Some Risks And, To The Extent The Cost Of Insurance Increases Or We Are Unable Or Choose Not To Maintain Sufficient Insurance To Mitigate The Risks Facing Our Business, Our Operating Results May Be Diminished.

We currently plan to contract for insurance to cover certain potential risks and liabilities. In the current environment, insurance companies are increasingly specific about what they will and will not insure. It is possible that we may not be able to get enough insurance to meet our needs, may have to pay very high prices for the coverage we do get or may not be able to acquire any insurance for certain types of business risk. In addition, we may choose not to obtain insurance for certain risks facing our business. This could leave us exposed to potential claims. If we were found liable for a significant claim in the future, our operating results could be negatively impacted. Also, to the extent the cost of maintaining insurance increases, our operating results will be negatively affected.

We Have To Keep Up With Rapid Technological Change To Remain Competitive In Our Rapidly Evolving Industry.

Our future success will depend on our ability to adapt to rapidly changing technologies, to adapt our services to evolving industry standards and to improve the performance and reliability of our services. Our failure to adapt to such changes would harm our business. New technologies and advertising media could adversely affect us. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures to modify or adapt our Technology Assets for these changing demands.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As described above, effective April 28, 2010, we acquired the Technology Assets.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On or around April 28, 2010, the Company issued Find.com Acquisition 10,000,000 shares of our restricted common stock, representing 98.8% of our then outstanding common stock in connection with the purchase of the Technology Assets (as described in greater detail above).  We claim an exemption from registration offered by Section 4(2) of the Securities Act of 1933, as amended since the foregoing issuances did not involve a public offering, the recipients took the shares for investment and not resale and we took appropriate measures to restrict transfer.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.
To be provided by amendment.

(b) Pro forma financial information.

To be provided by amendment.

EXHIBIT NO.	DESCRIPTION

10.1(1)	Asset Purchase Agreement with Find.com Acquisition, Inc.

(1) Filed as an exhibit to the Company’s Form 10-Q for the period ending March 31, 2010, filed with the Commission on May 24, 2010, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GENERATION ZERO GROUP, INC.

Date: May 24, 2010	By: /s/ Matthew Krieg
Matthew Krieg
Chief Executive Officer